Hughes Retail Preferred Tracking Stock - Net Assets Transferred (Details) - DISH Network - Satellite and Tracking Stock Transaction $ in Thousands	Feb. 28, 2014 USD ($)
Carrying amount of net assets transferred to shareholders' equity
Cash	$ 11,404
Property and equipment, net	432,080
Current liabilities	(6,555)
Noncurrent liabilities	(38,834)
Transferred net assets	$ 398,095